                                AMENDMENT NO. 10

                                       TO

                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

    The Amended and Restated Master Distribution Agreement (Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A-1 and Schedule A-2 to the Agreement (each individually referred to as the "Fund", or collectively, the "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A-1 and Schedule A-2 to the Agreement (each, a "Portfolio"), with respect to the Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor"), is hereby amended as follows:

         1. Schedule A-1 and Schedule A-2 to the Agreement are hereby deleted in their entirety and replaced with Schedule A-1 and Schedule A-2 attached to this amendment.

    All other terms and provisions of the Agreement not amended hereby shall remain in full force and effect.

Dated: September 15, 2004



                                          EACH FUND LISTED ON SCHEDULE A-1 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-1

                                          By: /s/ Robert H. Graham
                                              ----------------------
                                                  Name:
                                                  Title:

                                          EACH FUND LISTED ON SCHEDULE A-2 ON
                                          BEHALF OF THE SHARES OF EACH PORTFOLIO
                                          LISTED ON SCHEDULE A-2

                                          By: /s/ Robert H. Graham
                                              ----------------------
                                                  Name:
                                                  Title:

                                          A I M DISTRIBUTORS, INC.

                                          By: /s/ Gene L. Needles
                                              ----------------------
                                                  Name:
                                                  Title:

                                  SCHEDULE A-1
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM EQUITY FUNDS

PORTFOLIOS

AIM Aggressive Growth Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Core Strategies Fund
AIM Dent Demographic Trends Fund
AIM Diversified Dividend Fund
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Mid Cap Growth Fund
AIM Select Basic Value
AIM U.S. Growth Fund
AIM Weingarten Fund

AIM FUNDS GROUP

PORTFOLIOS

AIM Balanced Fund
AIM Basic Balanced Fund
AIM European Small Company Fund
AIM Global Value Fund
AIM International Emerging Growth Fund
AIM Mid Cap Basic Value Fund
AIM Premier Equity Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund

AIM GROWTH SERIES

PORTFOLIOS

AIM Aggressive Allocation Fund
AIM Basic Value Fund
AIM Conservative Allocation Fund
AIM Mid Cap Core Equity Fund
AIM Moderate Allocation Fund
AIM Small Cap Growth Fund
AIM Global Trends Fund

AIM INTERNATIONAL MUTUAL FUNDS
------------------------------

PORTFOLIOS

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM International Growth Fund
INVESCO International Core Equity Fund


AIM INVESTMENT FUNDS
------------------------------

PORTFOLIOS

AIM Developing Markets Fund
AIM Global Health Care Fund
AIM Libra Fund
AIM Trimark Fund
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund


AIM INVESTMENT SECURITIES FUNDS
-------------------------------

PORTFOLIOS

AIM High Yield Fund
AIM Income Fund
AIM Intermediate Government Fund
AIM Money Market Fund
AIM Municipal Bond Fund
AIM Total Return Bond Fund
AIM Real Estate Fund


AIM SPECIAL OPPORTUNITIES FUNDS
-------------------------------

PORTFOLIOS

AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund


AIM TAX-EXEMPT FUNDS
--------------------

PORTFOLIO

AIM High Income Municipal Fund

                                  SCHEDULE A-2
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                (CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS
----------------------------------

PORTFOLIOS

INVESCO Core Equity Fund
INVESCO Total Return Fund


AIM COUNSELOR SERIES TRUST
--------------------------

PORTFOLIOS

INVESCO Advantage Health Sciences Fund
INVESCO Multi-Sector Fund


AIM SECTOR FUNDS
----------------

PORTFOLIOS

INVESCO Energy Fund
INVESCO Financial Services Fund
INVESCO Gold & Precious Metals Fund
INVESCO Health Sciences Fund
INVESCO Leisure Fund
INVESCO Technology Fund
INVESCO Utilities Fund


AIM STOCK FUNDS
---------------

INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund